Schedule of Investments (unaudited)
September 30, 2024
BlackRock LifePath® Index 2070 Fund
(Percentages shown are based on Net Assets)

Security	Shares/ Investment Value	Value
Investment Companies(a)
Equity Funds — 99.0%
iShares Core MSCI Total International Stock ETF	4,499	$ 326,763
iShares Developed Real Estate Index Fund, Class K	4,066	42,692
Large Cap Index Master Portfolio	$585,396	585,396
Master Small Cap Index Series	$39,949	39,949
		994,800
Fixed-Income Funds — 1.0%
iShares U.S. Long Credit Bond Index Fund	1,038	10,028

Security	Shares	Value
Money Market Funds — 0.0%
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.88%(b)	62	$ 62
Total Investments — 100.0% (Cost: $1,000,533)		1,004,890
Liabilities in Excess of Other Assets — 0.0%		(117)
Net Assets — 100.0%		$ 1,004,773

(a)	Affiliate of the Fund.
(b)	Annualized 7-day yield as of period end.
Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the period ended September 30, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 09/25/24(a)	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 09/30/24	Shares/ Investment Value Held at 09/30/24	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Treasury, SL Agency Shares	$ —	$ 62 (b)	$ —	$ —	$ —	$ 62	62	$ 5	$ —
iShares Core MSCI Total International Stock ETF	—	327,138	(2,446)	(8)	2,079	326,763	4,499	—	—
iShares Developed Real Estate Index Fund, Class K	—	42,814	—	—	(122)	42,692	4,066	—	—
iShares U.S. Long Credit Bond Index Fund	—	10,090	—	—	(62)	10,028	1,038	3	—
Large Cap Index Master Portfolio	—	582,764 (b)(c)	—	275	2,357	585,396	$585,396	132	—
Master Small Cap Index Series	—	39,843 (b)(c)	—	1	105	39,949	$39,949	23	—
				$ 268	$ 4,357	$ 1,004,890		$ 163	$ —

(a)	Commencement of operations.
(b)	Represents net amount purchased (sold).
(c)	Inclusive of income and expense allocated from the Master Portfolio.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:
• Level 1 – Unadjusted price quotations in active markets/exchanges that the Fund has the ability to access for identical, unrestricted assets or liabilities;
• Level 2 – Inputs other than quoted prices included within level 1 that are observable for the asset or liability, either directly or indirectly; and
• Level 3 – Inputs that are unobservable and significant to the  entire fair value measurement for the asset or liability (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).
The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.
Certain investments of the Fund were fair valued using net asset value (“NAV”) as a practical expedient or its equivalent as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
Schedule of Investments

Schedule of Investments (unaudited)(continued)
September 30, 2024
BlackRock LifePath® Index 2070 Fund

Fair Value Hierarchy as of Period End (continued)
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy.  The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Investment Companies
Equity Funds	$ 369,455	$ —	$ —	$ 369,455
Fixed-Income Funds	10,028	—	—	10,028
Money Market Funds	62	—	—	62
	$379,545	$—	$—	379,545
Investments Valued at NAV(a)				625,345
				$ 1,004,890

(a)
Certain investments of the Fund were fair valued using NAV as a practical expedient or its equivalent as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

Portfolio Abbreviation
ETF	Exchange-Traded Fund
MSCI	Morgan Stanley Capital International